POWER OF ATTORNEY

            KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Mark R. Manley, Marc
O. Mayer, Andrew L. Gangolf, Emilie D. Wrapp, Jospeh J. Bertini and, Stephen J. Laffey and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-14 of AllianceBernstein International Premier Growth Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                                   /s/ Ruth Block
                                                   --------------
                                                     Ruth Block


Dated: February 15, 2005

                                POWER OF ATTORNEY

            KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Mark R. Manley, Marc
O. Mayer, Andrew L. Gangolf, Emilie D. Wrapp, Jospeh J. Bertini and, Stephen J. Laffey and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-14 of AllianceBernstein International Premier Growth Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                        /s/ William H. Foulk, Jr.
                                        -------------------------
                                          William H. Foulk, Jr.



Dated: February 15, 2005

                                POWER OF ATTORNEY

            KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Mark R. Manley, Marc
O. Mayer, Andrew L. Gangolf, Emilie D. Wrapp, Jospeh J. Bertini and, Stephen J. Laffey and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-14 of AllianceBernstein International Premier Growth Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                        /s/ David H. Dievler
                                        --------------------
                                          David H. Dievler


Dated: February 15, 2005

                                POWER OF ATTORNEY

            KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Mark R. Manley, Marc
O. Mayer, Andrew L. Gangolf, Emilie D. Wrapp, Jospeh J. Bertini and, Stephen J. Laffey and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-14 of AllianceBernstein International Premier Growth Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                          /s/ Michael J. Downey
                                          ---------------------
                                            Michael J. Downey


Dated: February 15, 2005

                                POWER OF ATTORNEY

            KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Mark R. Manley, Marc
O. Mayer, Andrew L. Gangolf, Emilie D. Wrapp, Jospeh J. Bertini and, Stephen J. Laffey and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-14 of AllianceBernstein International Premier Growth Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                              /s/ Marc O. Mayer
                                              -----------------
                                                Marc O. Mayer


Dated: February 15, 2005

                                POWER OF ATTORNEY

            KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Mark R. Manley, Marc
O. Mayer, Andrew L. Gangolf, Emilie D. Wrapp, Jospeh J. Bertini and, Stephen J. Laffey and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-14 of AllianceBernstein International Premier Growth Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                            /s/ John H. Dobkin
                                            ------------------
                                              John H. Dobkin


Dated: February 15, 2005